Exhibit 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

AMENDMENT No. 5

to the

Intuitive-Luna Development and Supply Agreement dated June 11, 2007 (“Original Agreement”)

between

INTUITIVE SURGICAL, INC.

and

LUNA INNOVATIONS INCORPORATED (“Luna”)

This Amendment No. 5 is entered into by and between Intuitive Surgical Operations, Inc., a successor in interest to Intuitive Surgical, Inc. by assignment with respect to the Agreement, (“Intuitive”) and Luna on March 19, 2012 (“Amendment Date”).

BACKGROUND

A.	Intuitive Surgical, Inc. and Luna agreed to amend the Original Agreement by Amendment No. X dated May 20, 2008 to replace Exhibit 2.1 of the Original Agreement.

B.	As part of settlement of certain litigation between Luna and Hansen Medical, Inc., Intuitive and Luna agreed to amend the Agreement by Amendment dated January 12, 2010 (“Amendment No. 1”).

C.	Intuitive and Luna again agreed to amend the Agreement by Amendment No. 2 dated April 20, 2010, in regard to development work to be performed in 2010.

D.	Intuitive and Luna agreed to further amend the Agreement by Amendment No. 3 dated September 2, 2010, in regard to development work to be performed in 2010.

E.	Intuitive and Luna further agreed to amend the Agreement by Amendment No. 4 dated March 8, 2011, in regard to development work to be performed in 2011.

F.	The Original Agreement as amended by Amendments No. X, 1, 2, 3, and 4 shall be referred to as the “Agreement”.

G.	Luna delivered upon the Fifth Milestone in [***] and the Sixth Milestone in [***]. The parties now wish to amend the Agreement further in respect of the [***] and [***] Milestones and the dollar amount of the Development Work for 2012.

Intuitive and Luna agree to amend the Agreement as follows:

1.	Terms not defined in this Amendment No. 5 shall have the meaning assigned to them in the Agreement.

2.	Milestones [***] and respective Luna Product Specifications per Exhibit 2.1 to Amendment No.4 are hereby deleted in their entirety and replaced by new Milestones and Luna Product Specifications (Exhibit 2.1 for Amendment No. 5) attached to this Amendment No. 5.

3.	For the Development Work under this Amendment, Intuitive will pay Luna a total of [***], payable as follows:

•	[***] within [***] business days after the execution of this Amendment No.5, [***] on [***], [***] on [***], and [***] on [***]; and

•	[***] at the [***] of the [***] and [***] at the [***] of each of [***]. The Parties have agreed to [***] and it is hereby [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

4.	Cumulative Credit Gone. Section 6.3 of the Agreement provided Intuitive with a cumulative credit or discount of [***] against Development Work and/or products. As of [***], approximately [***] of this credit or discount was remaining. As of [***], there remains [***].

5.	Intuitive and Luna use reasonable and good faith efforts to meet in person prior to [***], to discuss any Development Work anticipated for 2013 and the budget for same.

6.	Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment No. 5 and the Agreement, the provisions herein shall prevail.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Date.

INTUITIVE SURGICAL OPERATIONS, INC.		LUNA INNOVATIONS INCORPORATED

Sign:	/s/ David Larkin	Sign:	/s/ Scott A. Graeff
Name:	David Larkin	Name:	Scott A. Graeff
Title:	V.P. Engineering	Title:	CCO & Treasurer
Date:	3/21/2012	Date:	3/22/2012

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED

HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED

[***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT 2.1 for Amendment No.5

MILESTONES AND LUNA PRODUCT SPECIFICATIONS

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED

HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED

[***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.